DEMAND NOTE AND SECURITY AGREEMENT


$147,422.00                            Alexandria, Virginia
                                        April 10, 1997

    FOR VALUE RECEIVED, the undersigned (the "Borrower") promises to pay to the order of C.W. Gilluly, a resident of the District of Columbia (the "Lender," which term shall include any holder of this Note) without offset, at the Lender's domicile located at 415 First Street, S.E., Washington, D.C. (or at such other address as the Lender shall designate), upon demand, but in no event later than April 9, 1998 (the "Date of Maturity") the principal sum of One Hundred Forty Seven Thousand Four Hundred and Twenty Two Dollars ($147,422.00) (the "Principal Sum"), together with interest on the principal balance outstanding from time to time at the rate provided in this Note.

    INTEREST RATE. This Note shall bear interest on the principal balance outstanding from time to time, from the date of this Note until paid in full, at a fixed rate per annum equal, at all times, to eleven-and-one-half (11.5%) Any amount of overdue principal shall bear interest, payable on demand, for each day until paid at a fixed rate per annum of fifteen percent (15.0%). Interest shall be computed on the basis of a 360 day year, counting the actual number of days elapsed.

    PAYMENT OF INTEREST. Interest accrued shall be payable beginning May 10, 1997, and on the same day of each consecutive month thereafter until this Note is paid in full.

    PREPAYMENT. The Borrower may pay the whole or any part of the outstanding indebtedness evidenced by this Note at any time without penalty by paying the principal amount to be prepaid together with accrued interest thereon to the date of prepayment.

    SECURITY AGREEMENT. To secure the due and punctual payment of this Note and to secure the due and punctual performance of all of the obligations of the Borrower contained in this Note and in any other Loan Documents, the Borrower hereby grants to the Lender a security interest in all of the Borrower's right, title and interest in, to and under the Borrower's accounts receivable now existing and in the future arising, and all proceeds of those accounts (all of which are herein collectively called the "Collateral").

    REPRESENTATIONS AND WARRANTIES. The Borrower represents and warrants that the execution, delivery and performance of this Note and the creation of the security interests provided for herein (i) are within the Borrower's corporate power, (ii) have been duly authorized by all necessary corporate action on behalf of the Borrower, (iii) are not in contravention of any provision of the Borrower's articles of incorporation or bylaws, (iv) do not violate any law or regulation or any order or decree of any court or governmental instrumentality applicable to the Borrower, (v) do not result in

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the creation or imposition of any lien upon any property of the
Borrower other than in favor of the Lender and (vi) do not require the consent or approval of any governmental body, agency or official or other person other than those that have been obtained. This Note has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms.

    COVENANTS. The Borrower covenants and agrees with the Lender that until the payment in full of this Note, the Borrower will, promptly upon the Lender's request and at its expense, cause all filings and recordings and other actions required by the Lender to perfect the Lender's security interest in the Collateral to have been completed; and

    DEFAULT. Each of the following events or conditions shall constitute a default ("Default") under this Note:

    (a) the failure to make any payment of principal, interest or any other amount due under this Note when such payment is due;

    (b)  any default under the terms of any of the Loan
Documents, or the failure to perform or observe any warranty, covenant, or other condition of any of the Loan Documents;

    (c) the death, incompetence, merger, consolidation, reorganization, dissolution, or termination of existence of any Party; or the pledge, lease or other disposition of all or substantially all of the assets of any Party;

    (d) the determination by the Lender that any warranty, representation, certificate, statement or information provided by any Party or any Person on behalf of a Party to the Lender in connection with any of the Loan Documents, or to induce the Lender to make or extend or modify the terms of the loan evidenced by this Note, was false or misleading, or that any Party or any Person on behalf of a Party failed to provide or disclose any facts or information, which failure rendered such warranty, representation, certificate, statement or information misleading;

    (e) the inability of any Party to pay its debts as they mature, the insolvency of any Party, the filing of a petition by or against any Party under the provisions of any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar law for relief of debtors, the appointment or application for appointment of any receiver for any Party or the property of any Party, the issuance or service of any attachment, levy, garnishment, tax lien or similar process against any Party or the property of any Party, the entry of a judgment against any Party, or an assignment for the benefit of creditors by any Party; or

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    (f)  any indorsement or guaranty of the payment of this
Note shall cease for any reason to be in full force and effect, or any indorser or guarantor shall contest the validity or enforceability of the indorsement or guaranty or deny that it has any further liability or obligation under the indorsement or guaranty.

    ACCELERATION. At the option of the Lender, upon the occurrence of a Default as defined above, the full amount remaining unpaid on this Note shall become immediately due and payable without presentment, demand or notice of any kind; and the Lender may exercise any or all remedies available to it under applicable law and the Loan Documents. In addition, upon the occurrence of a Default, in addition to all other remedies available to the Lender, the Lender may exercise any and all of the rights and remedies available upon default to a secured party under the UCC. Any requirements for reasonable notice shall be met if such notice is mailed, postage prepaid, to the Borrower at the Borrower's address as indicated in this Note or at such other address of which the Lender shall have received notice, at least five (5) days prior to the time of sale, disposition or other event or thing giving rise to the requirement of notice.

    IMMEDIATELY AVAILABLE FUNDS. The principal of and interest on this Note shall be payable in immediately available funds in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. The making of any payment in other than immediately available funds which the Lender, at its option, elects to accept shall be subject to collection, and interest shall continue to accrue until the funds by which payment is made are available to the Lender for its use.

    WAIVER. The Borrower and any indorser of this Note (i) waive presentment, demand, protest and notice of dishonor and protest, (ii) waive the benefit of their homestead exemptions as to this debt, (iii) waive any right which they may have to require the Lender to proceed against any other Party or any collateral given to secure the payment of this Note, and (iv) agree that, without notice to the Borrower or any indorser and without affecting the liability of the Borrower or any indorser, the Lender, at any time or times, may grant extensions of the time for any payment due on this Note or any other indulgence or forbearance, release any Party from the obligation to make payments on this Note, permit the renewal of this Note, or permit the substitution, exchange or release of any security for this Note.

    LATE CHARGE; ATTORNEYS' FEES. If the Borrower fails to pay any amount due under this Note within 10 days of the date due, the Borrower shall pay to the Lender on demand a late charge equal to five percent (5%) of the amount due. The Borrower shall pay to the Lender on demand all costs incurred by the Lender, and reasonable attorneys' fees, in the collection or enfocement of this Note in the event of Default, whether or not suit is

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brought.  The Borrower stipulates that, to the extent evidence of the reasonableness of the Lender's attorneys' fees may be required, an affidavit of the Lender setting forth the Lender's attorneys' fees shall be conclusive evidence of such reasonableness, and the Borrower waives the right to a hearing or other proceeding to establish such reasonableness.

    DEFINITIONS.  The uncapitalized terms "account",
"chattel paper", "contract right", "document", "bill of lading", "document of title", "instrument", "inventory", "equipment" "general intangible", "money" and "proceeds" have the meanings of such terms as defined in the UCC, and the following terms, as used in this Note, have the following meanings:

         "Loan Documents" means this Note and any other instrument or agreement which now or hereafter evidences, governs, secures or guaranties the indebtedness evidenced by this Note, including any loan agreement, deed of trust, security agreement or guaranty, and all renewals, extensions and modifications thereof and substitutions therefor.

         "Party" means the Borrower, any indorser or guarantor of this Note, any grantor or debtor giving security for this Note, and any other obligor on any of the Loan Documents.

         "Person" means an individual, a corporation, a partnership, an association, a limited liability company, a trust or any other entity or organization.

         "Subsidiary" means any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

         "UCC" means at any time the Uniform Commercial
Code as the same may from time to time be in effect in the Commonwealth of Virginia, provided that, if, by reason of mandatory provisions of law, the validity or perfection of any security interest granted herein is governed by the Uniform Commercial Code as in effect in a jurisdiction other than Virginia then, as to the validity or perfection of such security interest, "UCC" shall mean the Uniform Commercial Code in effect in such other jurisdiction.

    ADDITIONAL TERMS. The Borrower agrees to furnish the Lender, in form acceptable to the Lender, a signed current financial statement at any time upon request.

    The proceeds of this Note shall be used to acquire or carry on a business, professional, investment, or commercial enterprise or activity.

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    The rights and remedies of the Lender under this Note,
the other Loan Documents, and applicable law shall be cumulative and concurrent, and the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights or remedies. In the event any provision of this Note is held to be invalid, illegal, or unenforceable for any reason, then such provision only shall be deemed null and void and shall not affect any other provisions of this Note, which shall remain effective. No modification or waiver of any provision of this Note shall be effective unless it is in writing and signed by the Lender, and any such waiver shall be effective only in the specific instance and for the specific purpose for which it is given. The failure of the Lender to exercise its option to accelerate this Note as provided above, or to exercise any other option, right or remedy, in any one or more instances, or the acceptance by the Lender of partial payments or partial performance, shall not constitute a waiver of any Default, or the right to exercise any option, right or remedy at any time. The nouns, pronouns, and verbs used in this Note shall be construed as being of such number and gender as the context may require. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

    WITNESS the following signature and seal:

                        Comtex Scientific Corporation



                        By: /S/ CHARLES W. TERRY
                             Name: Charles W. Terry
                             Title: President

                        4900 Seminary Road, Suite 800
                        Alexandria, Virginia 22311